The following summarizes selected pro forma financial information of the Registrant assuming the distribution of all of the outstanding shares of Stilwell Financial Inc. had been completed as of March 31, 2000

                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                        PRO FORMA CONSOLIDATED BALANCE SHEET
                                   MARCH 31, 2000
                               (Dollars in Millions)
                                    (Unaudited)

                                         Registrant       Pro Forma           Pro
                                         Historical      Adjustments (2)     Forma
                                         -----------     ------------     -----------
ASSETS
Current Assets:
 Cash and equivalents                    $    388.5       $  (350.7)      $     37.8
 Investments in advised funds                  33.0           (33.0)               -
 Accounts receivable, net                     343.7          (223.5)           120.2
 Inventories                                   39.4               -             39.4
 Other current assets                          55.0           (42.1)            12.9
                                         -----------     ------------     -----------
Total current assets                          859.6          (649.3)           210.3

 Investments held for operating purposes      845.9          (498.4)           347.5

 Properties, net                            1,377.3           (94.3)         1,283.0

 Intangibles and other assets, net            234.6          (190.7)            43.9
                                         -----------     ------------     -----------
              Total assets               $  3,317.4      $ (1,432.7)      $  1,884.7
                                         ===========     ============     ===========

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
 Debt due within one year                $     11.6      $    200.0       $    211.6
 Accounts and wages payable                   223.9          (172.7)            51.2
 Accrued liabilities                          216.0           (93.6)           122.4
                                         -----------     ------------     -----------
Total current liabilities                     451.5           (66.3)           385.2
                                         -----------     ------------     -----------

Other Liabilities:
 Long-term debt                               688.3          (200.0)           488.3
 Deferred income taxes                        467.8          (166.0)           301.8
 Other deferred credits                       129.0           (44.5)            84.5
                                         -----------     ------------     -----------
                                            1,285.1          (410.5)           874.6
                                         -----------     ------------     -----------

Minority Interest in consolidated
subsidiaries                                   66.9           (66.9)               -
                                         -----------     ------------     -----------

Stockholders' Equity:
 Preferred stock                                6.1               -              6.1
 Common stock                                   1.1               -              1.1
 Retained earnings                          1,394.7          (777.0)           617.7
 Accumulated other comprehensive income       112.0          (112.0)               -
                                         -----------     ------------     -----------
Total stockholders' equity                  1,513.9          (889.0)           624.9
                                         -----------     ------------     -----------
Total liabilities & stockholders' equity $  3,317.4      $ (1,432.7)      $  1,884.7
                                         ===========     ============     ===========


 See accompanying notes to unaudited pro forma consolidated financial statements

The following summarizes selected pro forma financial information of the Registrant assuming the distribution of all of the outstanding shares of Stilwell Financial Inc. had been completed as of January 1, 2000

                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         THREE MONTHS ENDED MARCH 31, 2000
                               (Dollars in Millions)
                                    (Unaudited)

                                        Registrant      Pro Forma          Pro
                                        Historical     Adjustments (3)    Forma
                                        -----------   --------------   ---------
Revenues                                $    694.0    $   (545.1)      $  148.9

Costs and Expenses                           399.6        (284.6)         115.0
Depreciation and Amortization                 31.5         (15.6)          15.9
                                        ----------    -----------      ---------

   Operating Income                          262.9        (244.9)          18.0

Equity in Earnings of Uncon. Affiliates       27.6         (18.8)           8.8
Interest Expense                             (20.1)          2.6          (17.5)
Gain on litigation settlement                 44.2         (44.2)            -
Gain on sale of Janus Capital
  Corporation stock                           15.1         (15.1)            -
Other, Net                                    12.6          (9.9)           2.7
                                        ----------    -----------      ---------
    Pretax Income                            342.3        (330.3)          12.0

Income Tax Provision                         115.9        (114.3)           1.6
Minority interest in consolidated
  earnings                                    27.3         (27.3)            -
                                        ----------    -----------      ---------

Income from continuing operations       $    199.1    $   (188.7)   (5)$   10.4
                                        ==========    ===========      =========


Earnings per share:
  Basic  - from continuing operations   $     3.58 (4)              (5)$   0.19
                                        ==========                     =========
  Diluted - from continuing operations  $     3.42 (4)              (5)$   0.18
                                        ==========                     =========

Weighted Average Common Shares
Outstanding (in thousands):
  Basic                                     55,544 (4)                   55,544
                                        ----------                     ---------
  Diluted                                   57,482 (4)                   57,482
                                        ----------                     ---------


 See accompanying notes to unaudited pro forma consolidated financial statements

The following summarizes selected pro forma financial information of the Registrant assuming the distribution of all of the outstanding shares of Stilwell Financial Inc. had been completed as of January 1, 1999

                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         THREE MONTHS ENDED MARCH 31, 1999
                               (Dollars in Millions)
                                    (Unaudited)

                                        Registrant       Pro Forma           Pro
                                        Historical      Adjustments(3)      Forma
                                        -----------     ------------     -----------
Revenues                                $     385.2      $  (233.3)      $     151.9

Costs and Expenses                            242.5         (129.3)            113.2
Depreciation and Amortization                  21.1           (6.8)             14.3
                                        -----------     ------------     -----------

   Operating Income                           121.6          (97.2)             24.4


Equity in Earnings of Uncon. Affiliates        12.3          (11.2)              1.1
Interest Expense                              (15.0)           1.0             (14.0)
Other, Net                                      5.8           (4.9)              0.9
                                        -----------     ------------     -----------

   Pretax Income                              124.7         (112.3)             12.4

Income Tax Provision                           44.9          (40.1)              4.8
Minority interest in consolidated              11.2          (11.2)              -
                                        -----------     ------------     -----------

Income from continuing operations       $      68.6     $    (61.0)      $       7.6
                                        ===========     ============     ===========


Earnings per share:
  Basic  - from continuing operations   $      1.25   (4)                $      0.14
                                        ===========                      ===========
  Diluted - from continuing operations  $      1.19   (4)                $      0.13
                                        ===========                      ===========

Weighted Average Common Shares Outstanding (in
thousands):
  Basic                                      54,922   (4)                     54,922
                                        -----------                      -----------
  Diluted                                    56,838   (4)                     56,838
                                        -----------                      -----------












See accompanying notes to unaudited pro forma consolidated financial statements

The following summarizes selected pro forma financial information of the Registrant assuming the distribution of all of the outstanding shares of Stilwell Financial Inc. had been completed as of January 1, 1999

                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31, 1999
                               (Dollars in Millions)
                                    (Unaudited)

                                        Registrant       Pro Forma          Pro
                                        Historical      Adjustments(3)     Forma
                                        -----------     ------------     -----------
Revenues                                $   1,813.7     $ (1,212.3)      $     601.4

Costs and Expenses                          1,139.0         (658.6)            480.4
Depreciation and Amortization                  92.3          (35.4)             56.9
                                        -----------     ------------     -----------

   Operating Income                           582.4         (518.3)             64.1

Equity in Earnings of Uncon. Affiliates        51.9          (46.7)              5.2
Interest Expense                              (63.3)           5.9             (57.4)
Other, Net                                     32.7          (27.4)              5.3
                                        -----------     ------------     -----------

   Pretax Income                              603.7         (586.5)             17.2

Income Tax Provision                          223.1         (216.1)              7.0
Minority interest in consolidated
earnings                                       57.3          (57.3)              -
                                        -----------     ------------     -----------

Income from continuing operations       $     323.3     $   (313.1)      $      10.2
                                        ===========     ============     ===========


Earnings per share:
  Basic - from continuing operations   $       5.86 (4)                  $      0.18
                                       ============                      ===========
  Diluted - from continuing operations $       5.57 (4)                  $      0.17
                                       ============                      ===========



Weighted Average Common Shares Outstanding (in
thousands):
  Basic                                      55,142 (4)                       55,142
                                        -----------                      -----------
  Diluted                                    57,025 (4)                       57,025
                                        -----------                      -----------












See accompanying notes to unaudited pro forma consolidated financial statements

The following summarizes selected pro forma financial information of the Registrant assuming the distribution of all of the outstanding shares of Stilwell Financial Inc. had been completed as of January 1, 1998

                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31, 1998
                               (Dollars in Millions)
                                    (Unaudited)

                                        Registrant       Pro Forma           Pro
                                        Historical      Adjustments(3)      Forma
                                        -----------     ------------     -----------
Revenues                                 $   1,284.3     $  (670.8)      $     613.5

Costs and Expenses                             816.3        (373.4)            442.9
Depreciation and Amortization                   73.5         (16.8)             56.7
                                         -----------     -----------     -----------

   Operating Income                            394.5        (280.6)            113.9


Equity in Earnings of Uncon. Affiliates         22.9         (25.8)             (2.9)
Interest Expense                               (66.1)          6.5             (59.6)

Reduction in ownership of DST Systems, Inc.    (29.7)         29.7               -
Other, Net                                      32.8         (19.1)             13.7
                                        ------------    ------------     -----------

   Pretax Income                               354.4        (289.3)             65.1


Income Tax Provision                           130.8        (103.7)             27.1
Minority interest in consolidated
earnings                                        33.4         (33.4)              -
                                        ------------    ------------     -----------

Income from continuing operations       $      190.2    $   (152.2)      $      38.0
                                        ============    ============     ===========


Earnings per share:
  Basic - from continuing operations    $       3.47 (4)                 $      0.69
                                        ============                     ===========
  Diluted - from continuing operations  $       3.32 (4)                 $      0.67
                                        ============                     ===========



Weighted Average Common Shares Outstanding (in
thousands):
  Basic                                      54,610 (4)                       54,610
                                        -----------                      -----------
  Diluted                                    56,530 (4)                       56,530
                                        -----------                      -----------













See accompanying notes to unaudited pro forma consolidated financial statements

The following summarizes selected pro forma financial information of the Registrant assuming the distribution of all of the outstanding shares of Stilwell Financial Inc. had been completed as of January 1, 1997

                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31, 1997
                               (Dollars in Millions)
                                    (Unaudited)

                                        Registrant       Pro Forma           Pro
                                        Historical      Adjustments(3)      Forma
                                        -----------     ------------     -----------
Revenues                                $  1,058.3      $  (485.1)       $    573.2

Costs and Expenses                           680.2         (254.4)            425.8
Depreciation and Amortization                 75.2          (13.1)             62.1
Restructuring, asset impairment and
 other charges                               196.4          (18.4)            178.0
                                        ----------     ----------        ----------

   Operating Income (Loss)                   106.5         (199.2)            (92.7)

Equity in Earnings of Uncon. Affiliates       15.2          (24.9)             (9.7)
Interest Expense                             (63.7)          10.4             (53.3)
Other, Net                                    21.2          (16.2)              5.0
                                        ----------     ----------        ----------

   Pretax Income (Loss)                       79.2         (229.9)           (150.7)

Income Tax Provision (Benefit)                68.4          (87.0)            (18.6)
Minority interest in consolidated
  earnings                                    24.9          (24.9)              -
                                        ----------      ---------        ----------

Income (Loss) from continuing
operations                              $    (14.1)     $  (118.0)       $   (132.1)
                                        ==========      =========        ==========



Earnings per share:
  Basic                                 $    (0.27)  (4)                 $    (2.46)
                                        ==========                       ==========
  Diluted                               $    (0.27)  (4)                 $    (2.46)
                                        ==========                       ==========



Weighted Average Common Shares Outstanding (in
thousands):
  Basic                                      53,801 (4)                      53,801
                                        -----------                      ----------
  Diluted                                    53,801 (4)                      53,801
                                        -----------                      ----------












See accompanying notes to unaudited pro forma consolidated financial statements

Notes to Unaudited Pro Forma Consolidated Financial Statements

General
Note 1:
On June 14, 2000, the Board of Directors of Kansas City Southern Industries, Inc. ("KCSI") declared a dividend payable to the holders of KCSI common stock, par value $0.01 per share ("KCSI Common Stock"), distributing on a pro-rata basis (the "Distribution") all of the outstanding shares of common stock of Stilwell Financial Inc., a Delaware corporation ("Stilwell"), and a wholly-owned subsidiary of KCSI. Stilwell holds the financial services businesses of KCSI, including, among others, an approximate 81.5% ownership in Janus Capital Corporation, an approximate 86% ownership in Berger LLC, an 80% ownership in Nelson Money Managers plc and an approximate 32% investment in DST Systems, Inc. Each holder of record of KCSI Common Stock received two shares of common stock of Stilwell, par value $0.01 per share ("Stilwell Common Stock"), for every one share of KCSI Common Stock held on June 28, 2000 (the "Record Date").

KCSI effected the Distribution on July 12, 2000 by delivering all of the outstanding shares of Stilwell Common Stock to the distribution agent for distribution to the stockholders of record of KCSI Common Stock on the Record Date. The total number of shares of Stilwell Common Stock distributed was 222,999,786 based upon the number of shares of KCSI Common Stock outstanding on the Record Date. Stilwell Common Stock certificates were mailed on or about July 12, 2000.

No consideration was paid by KCSI's stockholders for the shares of Stilwell Common Stock received in the Distribution, nor were stockholders required to surrender or exchange shares of KCSI Common Stock nor take any other action in order to receive shares of Stilwell Common Stock.

As a result of the distribution to current stockholders of all of the Common Stock of Stilwell, the Registrant adjusted its consolidated financial position and results of operations to reflect the separation of the Stilwell businesses from KCSI's consolidated financial statements.

Additionally, on July 12, 2000, KCSI's Certificate of Incorporation was amended (the "Amendment"), to effect a one for two reverse stock split (the "Reverse Stock Split") of KCSI Common Stock. The Amendment was approved by stockholders at a special meeting on July 15, 1998. The proxy statement explaining the Reverse Stock Split was mailed to stockholders on or about June 9, 1998.

The accompanying unaudited balance sheet and statements of operations reflect the pro forma impact of these transactions as if they had occurred as of: 1) March 31, 2000 for balance sheet purposes and; 2) January 1, 1999 and 2000, for the three months ended March 31, 1999 and 2000; and January 1, 1997, 1998 and 1999, for the years ended December 31, 1997, 1998 and 1999, respectively, for statement of operations purposes.

Balance Sheet
Note 2:
Represents the separation of Stilwell from the consolidated Registrant accounts as if the transaction had occurred on March 31, 2000. Each of Stilwell's respective asset and liability account components is removed from the consolidated accounts as a result of the distribution of the outstanding stock of Stilwell to KCSI Common stockholders.

The Registrant reclassified $200 million of outstanding indebtedness from long-term debt to debt due within one year. This debt, which is scheduled to mature in January 2001, was classified as a long-term obligation in the historical financial statements because the Registrant had the ability and intent to refinance the obligation on a long-term basis. Following the
Distribution, a portion of the credit facility used to support the long-term classification is no longer available. The Registrant intends to refinance this obligation prior to its scheduled maturity.

Statement of Operations
Note 3:
Represents the separation of Stilwell from the consolidated Registrant accounts as if the transaction had occurred on January 1 of each of the respective periods presented. Each of Stilwell's respective income statement caption amounts is removed from the consolidated accounts as a result of the distribution of the outstanding stock of Stilwell to KCSI Common stockholders.

Note 4:
The earnings per share calculations, for both Registrant historical and pro forma, and associated pro forma weighted average common shares outstanding reflect the impact of the one for two reverse stock split and the separation of the results of operations of Stilwell from KCSI's consolidated financial statements.

Note 5:
Income from continuing operations for the three months ended March 31, 2000 excludes an extraordinary loss of $5.9 million or $0.10 per diluted share related to the early extinguishment of Registrant indebtedness.